SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 17, 2005

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 443-2000

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17               CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17                CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 17, 2005, at the Dendrite International, Inc. annual meeting of shareholders, shareholders approved an amendment to the Company’s 1997 Stock Incentive Plan (the “Plan”) to increase the number of authorized Plan shares by 1,000,000 shares. The Plan is listed as Exhibit 10.1 to this report.

Item 9.01	Financial Statements and Exhibits

c.	Exhibits	.

10.1	The Dendrite International, Inc. 1997 Stock Incentive Plan is incorporated by reference to Appendix A of the Company’s proxy statement filed on April 26, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated:	May 23, 2005	By:	CHRISTINE A. PELLIZZARI
		Name:	Christine A. Pellizzari
		Title:	Senior Vice President, General Counsel and
Secretary